September 30, 2012, as supplemented October 29, 2012

STATEMENT OF ADDITIONAL INFORMATION

STONE HARBOR INVESTMENT FUNDS

Stone Harbor Emerging Markets Debt Fund

Institutional Class Shares (SHMDX)

Distributor Class Shares (N/A)

Stone Harbor High Yield Bond Fund

Institutional Class Shares (SHHYX)

Distributor Class Shares (N/A)

Stone Harbor Local Markets Fund

Institutional Class Shares (SHLMX)

Distributor Class Shares (N/A)

Stone Harbor Emerging Markets Corporate Debt Fund

Institutional Class Shares (SHCDX)

Distributor Class Shares (N/A)

P.O. Box 13043

Denver, CO 80201

Stone Harbor Investment Funds (the “Trust”) is an open-end series management investment company organized as a Massachusetts business trust. The Stone Harbor Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”), Stone Harbor High Yield Bond Fund (the “High Yield Bond Fund”), Stone Harbor Local Markets Fund (the “Local Markets Fund”) and Stone Harbor Emerging Markets Corporate Debt Fund (the “Emerging Markets Corporate Debt Fund”) (each, a “Fund” and, together, the “Funds”) are each series of the Trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated September 30, 2012, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, as are the financial statements and notes thereto from the Trust’s Annual Report to Shareholders for the fiscal year ended May 31, 2012. Copies of the Prospectus and the Annual Report to Shareholders may be obtained without charge by writing the Funds at the address listed above, or by calling the Funds’ transfer agent at 1-866-699-8125.

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the Emerging Markets Debt Fund, High Yield Bond Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund, as well as the strategies they employ to achieve those objectives. Each of the Funds is a no-load investment portfolio of Stone Harbor Investment Funds, an open-end series management investment company organized as a Massachusetts business trust on February 20, 2007. The Emerging Markets Debt Fund, Local Markets Income Fund and Emerging Markets Corporate Debt Fund are each classified as a non-diversified portfolio. The High Yield Bond Fund is a diversified portfolio. The discussion below supplements the information set forth in the Prospectus under “Fund Summaries.” The discussion below is not intended to be an exhaustive list of the securities and other investments in which the Funds may invest, and the Funds may invest in securities and other instruments and engage in strategies other than those listed below.

EMERGING MARKETS DEBT FUND

General. The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Such securities may be denominated in non-U.S. currencies or the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices). If the Fund were to change its investment policy as to investing 80% of its net assets (plus borrowings made for investment purposes) in Emerging Markets Fixed Income Securities, the Fund’s policy is to notify shareholders at least 60 days prior to implementing such change. The Fund’s investment adviser, Stone Harbor Investment Partners LP (the “Adviser”), considers emerging market countries to be those defined by the World Bank at the time of investment as having emerging or developing economies.

In selecting emerging market country debt securities for investment, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the Fund may expand and further diversify the emerging market countries in which it invests. The Fund generally is not restricted in the portion of its assets which may be invested in a single country or region. The Emerging Markets Debt Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Emerging Market Countries. The Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the emerging market countries included in the list below. Countries may be added to or removed from this list at any time.

Algeria	Ghana	Moldova	South Africa
Argentina	Greece	Morocco	South Korea
Azerbaijan	Guatemala	Nicaragua	Sri Lanka
Belize	Hong Kong	Nigeria	Taiwan
Brazil	Hungary	Pakistan	Thailand
Bulgaria	India	Panama	Trinidad & Tobago
Chile	Indonesia	Paraguay	Tunisia
China	Iraq	Peru	Turkey
Colombia	Israel	Philippines	Turkmenistan
Costa Rica	Ivory Coast	Poland	Ukraine
Croatia	Jamaica	Portugal	Uruguay
Czech Republic	Jordan	Qatar	Uzbekistan
Dominican Republic	Kazakhstan	Romania	Venezuela

Ecuador	Kenya	Russia	Vietnam
Egypt	Latvia	Saudi Arabia	Zaire
El Salvador	Lebanon	Serbia	Zimbabwe
Estonia	Lithuania	Seychelles
Gabon	Malaysia	Singapore
Georgia	Mexico	Slovakia

Debt Securities. The Emerging Markets Debt Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer securities and/or indices (“Structured Notes”). The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in “Brady Bonds,” which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund’s investments in government, government-related and restructured debt securities may include: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Notes. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Emerging Markets Debt Fund’s investments in debt securities of corporate issuers may also include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies headquartered in or organized under the laws of an emerging market country or a substantial part of whose revenues or assets are derived from or located in emerging market countries.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Emerging Markets Debt Fund may also invest in non-emerging market country securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational organizations”); (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements (as discussed below) with respect to securities in which the Fund may invest.

HIGH YIELD BOND FUND

General. The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include debt securities rated below investment grade (or, if unrated, of comparable quality as determined by the Adviser). These securities are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets. If the Fund were to change its investment policy as to investing 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities, the Fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The debt obligations in which the Fund will invest generally will be rated, at the time of investment, ‘Ba’ or ‘B’ or lower by Moody’s Investors Service (“Moody’s”), ‘BB’ or ‘B’ or lower by Standard & Poor’s Ratings Group (“S&P”), or ‘BB+’ or ‘B’ or lower by Fitch, Inc. (“Fitch”), or determined by the Adviser to be of comparable quality. Debt securities rated by more than one agency need only satisfy the foregoing ratings standards with respect to one agency to be considered a high yield security. The Fund is not required to dispose of a debt security if its credit rating or credit quality changes. Medium- and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. An investment in the High Yield Bond Fund should not be considered as a complete investment program. The High Yield Bond Fund will be free to invest in High Yield Debt Securities of any maturity and may adjust the average maturity of the Fund’s portfolio from time to time, depending on the Adviser’s assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. The High Yield Bond Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the manufacture or distribution of tobacco products.

Foreign Securities. The High Yield Bond Fund may invest in securities of non-U.S. issuers. The non-U.S. securities in which the High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, may include, among other investments: (i) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (ii) debt obligations of supranational entities; (iii) debt obligations of the U.S. government issued in non-dollar securities; (iv) debt obligations and other fixed income securities of foreign corporate issuers; and (v) non-U.S. dollar denominated securities of U.S. corporate issuers. There is no minimum rating criteria for the Fund’s investments in such securities.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may hold and/or invest in investment grade securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements.

LOCAL MARKETS FUND

General. The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies). If the Fund were to change its investment policy as to investing 80% of its net assets (plus borrowings made for investment purposes) in Emerging Markets Investments, the Fund’s policy is to notify shareholders at least 60 days prior to implementing such change. The Adviser considers emerging market countries to be those defined by the World Bank at the time of investment as having emerging or developing economies.

In selecting Emerging Markets Investments for investment, the Adviser will apply a market risk analysis contemplating the assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the Fund may expand and further diversify the emerging market countries in which it invests. The Fund generally is not restricted in the portion of its assets which may be invested in a single country or region.

Emerging Market Countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. The Fund expects that its investments in Emerging Markets Investments will be made primarily, but not exclusively, in some or all of the emerging market countries included in the list below. Countries may be added to or removed from this list at any time.

Algeria	Ghana	Moldova	South Africa
Argentina	Greece	Morocco	South Korea
Azerbaijan	Guatemala	Nicaragua	Sri Lanka
Belize	Hong Kong	Nigeria	Taiwan
Brazil	Hungary	Pakistan	Thailand
Bulgaria	India	Panama	Trinidad & Tobago
Chile	Indonesia	Paraguay	Tunisia
China	Iraq	Peru	Turkey
Colombia	Israel	Philippines	Turkmenistan
Costa Rica	Ivory Coast	Poland	Ukraine
Croatia	Jamaica	Portugal	Uruguay
Czech Republic	Jordan	Qatar	Uzbekistan
Dominican Republic	Kazakhstan	Romania	Venezuela
Ecuador	Kenya	Russia	Vietnam
Egypt	Latvia	Saudi Arabia	Zaire
El Salvador	Lebanon	Serbia	Zimbabwe
Estonia	Lithuania	Seychelles
Gabon	Malaysia	Singapore
Georgia	Mexico	Slovakia

Debt Securities. The Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer securities and/or indices (“Structured Notes”). The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in “Brady Bonds,” which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund’s investments in government, government-related and restructured debt securities may include: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Notes. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

The Fund’s investments in debt securities of corporate issuers may also include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies headquartered in or organized under the laws of an emerging market country or a substantial part of whose revenues or assets are derived from or located in emerging market countries.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may also invest in non-emerging market country securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) supranational organizations; (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements (as discussed below) with respect to securities in which the Fund may invest.

EMERGING MARKETS CORPORATE DEBT FUND

General. The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments. For example, the Fund may utilize futures or other derivatives whose return is based on specific Emerging Markets Corporate Debt Investments or indices of such investments. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives investments will consist primarily of the following instruments and transactions: futures, options, swaps, credit linked notes and credit default swaps. The Fund may use derivatives to a significant extent. The Fund may also invest in sovereign debt securities. The Fund’s investments may be denominated in non-U.S. currencies or in the U.S. dollar.

The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.” The Fund is not required to dispose of a debt security if its credit rating or credit quality changes. Medium- and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities.

Emerging Market Countries. The Fund considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a J.P. Morgan emerging market bond index. As of the date of this SAI, the countries listed below meet one or both of these criteria. The Fund expects that its investments in Emerging Markets Corporate Debt Investments will be made primarily, but not exclusively, in some or all of the emerging market countries included in the list below. Countries may be added to or removed from this list at any time.

Algeria	Ghana	Moldova	South Africa
Argentina	Greece	Morocco	South Korea
Azerbaijan	Guatemala	Nicaragua	Sri Lanka
Belize	Hong Kong	Nigeria	Taiwan
Brazil	Hungary	Pakistan	Thailand
Bulgaria	India	Panama	Trinidad & Tobago
Chile	Indonesia	Paraguay	Tunisia
China	Iraq	Peru	Turkey
Colombia	Israel	Philippines	Turkmenistan
Costa Rica	Ivory Coast	Poland	Ukraine
Croatia	Jamaica	Portugal	Uruguay
Czech Republic	Jordan	Qatar	Uzbekistan
Dominican Republic	Kazakhstan	Romania	Venezuela
Ecuador	Kenya	Russia	Vietnam
Egypt	Latvia	Saudi Arabia	Zaire
El Salvador	Lebanon	Serbia	Zimbabwe
Estonia	Lithuania	Seychelles
Gabon	Malaysia	Singapore
Georgia	Mexico	Slovakia

Debt Securities. The Fund may invest in U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and securities and other instruments the returns on which are based, in whole or in part, on the return of one or more emerging market country issuer securities and/or indices (“Structured Notes”). The Fund is subject to no restrictions on the maturities of the debt securities in which it will invest and such maturities may range from overnight to thirty years or more. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in “Brady Bonds,” which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The Fund may also invest in government, government-related and restructured debt securities, including (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) Structured Notes. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the Investment Company Act (the “1940 Act”). As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Equity Investments. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts and other equity-like investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests. The Fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed income securities in which an equity or equity-linked security (such as a warrant) is packaged with a fixed income security or in connection with a conversion or exchange of fixed income securities. The Fund may also invest in equity securities in circumstances other than those described above.

Other Investments. The Fund may also invest in non-emerging market country securities, including: (i) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) supranational organizations; (ii) finance company obligations, corporate commercial paper and other short-term commercial obligations; (iii) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (iv) repurchase agreements (as discussed below) with respect to securities in which the Fund may invest.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Funds may invest or investment strategies in which they may engage, and each of the Funds may invest in instruments and securities and engage in strategies other than those listed below.

FIXED INCOME SECURITIES

General. Each Fund invests in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Funds will invest primarily in fixed income securities, the net asset value of the Funds’ shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) also serve as governmental guarantors of mortgage-related securities. Until recently, FNMA and FHLMC were “government-related” guarantors: government-sponsored corporations owned entirely by private stockholders. Both issued mortgage-related securities that contained guarantees as to timely payment of interest and principal but were not backed by the full faith and credit of the United States government. Instead, they had been supported only by the discretionary authority of the U.S. government to purchase an agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely affected. In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. As of the date of this SAI, the companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is smaller than the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through financial institutions acting as brokers or dealers. CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable quality and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, potentially depressing their value.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

These securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. The Funds expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early pre-payment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Funds also may invest in other types of asset-backed securities. Payment of interest and repayment of principal on these asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

BANK LOANS

The Funds may invest in bank loans, which may include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. A Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). A Fund may also acquire a participation interest in another lender’s portion of the senior loan. For additional information, please see “Loan Participations and Assignments” below.

BANK OBLIGATIONS

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts may be referred to as the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

EQUIPMENT TRUST CERTIFICATES

Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

HIGH YIELD SECURITIES

The Funds may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. A Fund’s achievement of its objective may be more dependent on the Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise be suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in a Fund’s portfolio. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect a Fund’s net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities, especially those issued by emerging market countries.

The markets for high yield corporate securities have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which a Fund invests will bear interest at fixed rates but a Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

A Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Funds may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

INFLATION-PROTECTED SECURITIES

Each Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

INTEREST ONLY SECURITIES

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Funds may invest in loan participations and assignments. The Funds consider loan participations and assignments to be investments in debt securities. Loan participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

MONEY MARKET INSTRUMENTS/SECURITIES

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

The Funds may purchase securities issued under Rule 144A under the 1933 Act, including securities traded on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets) and certain other requirements are met. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing. Liquidity determinations with respect to Rule 144A securities will be made by the Funds’ Board of Trustees (the “Board”) or by the Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

STEP-UP SECURITIES

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

STRUCTURED NOTES

Included among the emerging market country debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds, and the issuance by that entity of one or more classes of securities (“Structured Notes”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. Because Structured Notes of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Each Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances a Fund’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and on the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply. Structured Notes may be considered derivative securities.

Credit-Linked Notes. Each Fund may invest in credit linked notes. Credit linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. Through the purchase of a credit linked note, a Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Funds also are exposed to the issuer of the credit linked note in the full amount of the purchase price of the note and the notes are often not secured by the reference securities or other collateral. The Funds have the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are also subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, a Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available or may not be active.

1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

SUPRANATIONAL ORGANIZATIONS

Each Fund may invest in debt securities issued by supranational organizations such as freely transferable promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development (“World Bank”) and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. GOVERNMENT SECURITIES

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. Each Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal, although, all U.S. government securities are subject to some credit risk. In addition, like all fixed-income securities, U.S. government securities are subject to interest rate risk.

Securities issued by the U.S. Treasury generally do not involve the same credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) have historically been guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Therefore, the securities would generally not have been considered securities issued or guaranteed by the U.S. Treasury. However, as discussed under “Mortgage-Related and Other Asset-Backed Securities” above, in September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. As of the date of this SAI, the companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

Each Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. A Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

EQUITY INVESTMENTS

General. Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

PREFERRED STOCK

Preferred stocks, like debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS AND RIGHTS

The Funds may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

DERIVATIVES

General. Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the Commodity Futures Trading Commission (“CFTC”); however, a Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Funds may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity, total return and credit default swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity, total return and credit default swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the applicable Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Adviser monitors the creditworthiness of the Funds’ counterparties, there can be no assurance that the Funds’ counterparties will not experience similar difficulties, possibly resulting in losses to the Funds. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Distributions and Taxes.”

The Adviser intends to claim an exemption from registration as a “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to each of the Funds, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Currency Transactions. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate, Equity and Total Return Swaps and Related Transactions.”

A Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated, and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Adviser expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A Fund may use futures contracts and related options for hedging purposes and for investment purposes. A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances).

Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Funds will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to take a position without having to sell its portfolio securities. Similarly, when the Adviser expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Funds may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian’s records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, use of options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

A Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of a Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate, Equity and Total Return Swaps and Related Transactions. Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate, equity and total return swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund will usually enter into interest rate, equity and total return swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate, equity or total return swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate, equity or total return swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate, equity and total return swap transactions that may be entered into by a Fund. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described below.

Credit Default Swaps. A Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the referenced obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause a Fund to incur more losses.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of liquid assets at least equal to the current amount of the mark-to-market net obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options, may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when not inconsistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated or designated assets, equals its net outstanding obligation in related derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States. Derivatives with counterparties on markets or exchanges or relating to reference instruments or indexes outside the United States are subject to the risks described as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, increase margin requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. As of the date of this SAI, the Securities and Exchange Commission has not yet finalized any such rulemaking. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

NON-U.S. SECURITIES

General. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Distributions and Taxes.”

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Funds’ foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S.

securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit a Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Funds will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in a Fund should not be considered as a complete investment program.

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. A Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in a Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Exposure to European Investments Risk. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European and non-European countries, including emerging market countries. Such events, or even the threat of such events, may cause the value of the Funds’ investments to fall, in some cases drastically. These events may also cause continued volatility in the European and non-European financial markets. To the extent that a Fund’s assets are exposed to investments in issuers in EU member countries, their trading partners, or other European or non-European countries, these events may impact the performance of the Fund.

OTHER PRACTICES

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous “asset coverage” (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board.

The Funds may engage in other transactions, such as certain derivative transactions or reverse repurchase agreements, which have the economic effect of borrowing but which are not subject to the asset coverage requirements described above, potentially allowing a Fund to incur more leverage than would be allowed for bank borrowings.

DEPOSITARY RECEIPTS

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and

Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities may include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits) and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board, monitors Fund investments in illiquid securities and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. Certain securities, the disposition of which may be restricted under the federal securities laws, may be considered liquid pursuant to the procedures adopted by the Board.

LOANS OF PORTFOLIO SECURITIES

The Funds may each lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the applicable Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change. A Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased, the Fund could experience a loss. In the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, a Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment;

however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. A Fund may also call such loans in order to sell the securities involved.

NON-DIVERSIFICATION

The Emerging Markets Debt Fund, Local Markets Income Fund and Emerging Markets Corporate Debt Fund are each classified as a “non-diversified” fund under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Funds will be subject to the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Taxes.” To the extent a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

OTHER INVESTMENT COMPANIES

Each Fund may invest in investment funds (such as “iShares,” SPDRs” and “VIPERs”) which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, a Fund generally may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, generally not more than 5% of a Fund’s total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company. These percentage limitations are subject to certain exemptions; for example, for investments in money market funds and in unregistered investment funds. The Funds have obtained exemptive relief from the Securities and Exchange Commission (the “SEC”) from the limitations contained in Section 12 of the 1940 Act to allow each of the Funds to invest, without limitation, in other Stone Harbor Investment Funds. Although the relief allows each Fund to invest without limitation in other Stone Harbor Investment Funds, the Funds do not expect to concentrate the assets of any one Fund in any other Fund. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent a Fund invests in other investment funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with non-U.S. investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when the Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. The Funds do not intend to invest in such vehicles or funds unless the Adviser determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as each Fund’s investment objective and each other investment restriction set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

EMERGING MARKETS DEBT FUND, HIGH YIELD BOND FUND, LOCAL MARKETS FUND, AND EMERGING MARKETS CORPORATE DEBT FUND

Each of the Emerging Markets Debt Fund, High Yield Bond Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund may not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of a Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, and each non-U.S. country’s government (together with subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

*(2) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions, and the Funds may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act;

*(3) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

*(4) Make loans, except that the Funds may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(6) Purchase or sell real estate, although each Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Purchase or sell commodities, except that the Funds may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Funds maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

In addition, it is contrary to the Funds’ present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of a Fund’s total net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Funds will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the 1933 Act and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Higher portfolio turnover may result in the realization of a greater amount of taxable capital gains, including short-term capital gains, which are taxed at ordinary income tax rates when distributed to shareholders who are individuals. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board. For purposes of these policies and procedures, only information that identifies specific issuers or securities in a Fund’s portfolio is considered to be “portfolio holdings” information. Information about the Funds that does not identify specific securities owned by the Funds, such as, for example, industry sector information, country allocation information, performance attribution or average portfolio credit quality, is not considered “portfolio holdings” information and, as such, is not subject to the policies and procedures described herein.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: portfolio holdings as of the end of each Fund’s second and fourth fiscal quarters will be filed as part of the annual or semi-annual report filed on Form N-CSR, and portfolio holdings as of the end of each Fund’s first and third fiscal quarters will be filed on
Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or to the Fund’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to a Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the receipt of Confidential Portfolio Information by a Service Provider or Rating Agency must be accompanied by a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Funds or the Chief Executive Officer of the Adviser determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Adviser shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by the Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Funds are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for a Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Funds’ portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The table below shows the brokerage commissions paid by the Funds for the periods indicated.

	For the Fiscal Year Ended May 31, 2012	For the Fiscal Year Ended May 31, 2011	For the Fiscal Year Ended May 31, 2010

Stone Harbor Emerging Markets Debt Fund	$-	$ -	$ -
Stone Harbor High Yield Bond Fund	$1,101	$ 2,075	$ -
Stone Harbor Local Markets Fund	$-	$ - *	N/A
Stone Harbor Emerging Markets Corporate Debt Fund	$-	N/A	N/A
* For the period June 30, 2010 (Inception) to May 31, 2011. The table below shows the brokerage commissions paid by the Funds to an affiliated broker of the Trust or the periods indicated.

	For the Fiscal Year Ended May 31, 2012	For the Fiscal Year Ended May 31, 2011	For the Fiscal Year Ended May 31, 2010
Stone Harbor Emerging Markets Debt Fund	$-	$ -	$ -

Stone Harbor High Yield Bond Fund	$-	$ -	$ -
Stone Harbor Local Markets Fund	$-	$-*	N/A
Stone Harbor Emerging Markets Corporate Debt Fund*	$-	N/A	N/A
*	For the period June 30, 2010 (Inception) to May 31, 2011.

The Funds may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies. As of May 31, 2012, none of the Funds held securities of the Trust’s regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General. ALPS Fund Services, Inc., the Transfer Agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of each Fund are currently divided into two share classes – Institutional Class Shares and Distributor Class Shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. Each class of shares bears expenses specifically allocated to that class as well as its allocable share of Fund- and Trust-level expenses. Any general expenses of the Funds that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable. While the expenses of each Fund are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds.

Purchase of Shares

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of Fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial and subsequent investments in the Funds are set forth in the Prospectus.

Subsequent investments may be made at any time by mailing a check to the Funds’ Transfer Agent, along with a detachable stub from your statement of account (or a letter providing the account number). Shareholders should be sure to write the Fund name and the account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of each Fund may be purchased on any day that Fund shares are priced at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed application (and other required documents) in good order and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any Fund to become effective on a particular day that Fund shares are priced, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-866-699-8125 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

Payment in Securities. In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, a Fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities are a suitable investment for such Fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $1,000,000 as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges (if any), and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining a Fund’s share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while such Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to a Fund except when authorized to do so and in accordance with specific instructions received from the Adviser.

Purchase Procedures for Distributor Class Shares. Distributor Class Shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Please contact your plan sponsor or other intermediary for details.

The price of the Funds’ shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Redemption of Shares

If a Fund determines that it is in the best interests of the remaining shareholders of such Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in-kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Fund may deem fair and equitable. A shareholder who receives a distribution in-kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in-kind is not as liquid as a cash redemption.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each Fund will redeem all full and fractional shares of such Fund upon request on any day that Fund shares are priced at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any day that Fund shares are priced, the redemption will be effective on the date of receipt. If the notice is received on a day which Fund shares are not priced or after the time at which the Funds value their shares (normally, the close of regularly scheduled trading on the NYSE), the redemption notice will be deemed received as of the next business day. The Funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the applicable Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request in good order (as described in the Prospectus) from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Redemption By Wire. If redemption by wire has been elected in the purchase application, shares may be redeemed on any day that Fund shares are priced upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the application) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 1-866-699-8125. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Funds. Neither the Funds nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

Redemption Procedures for Distributor Class Shares. Distributor Class Shares are held by plan sponsors or other Fund intermediaries who are the record owners of the shares. Redemptions must be made through the plan sponsor or other intermediary who holds the shares and cannot be made by shareholders directly.

Small Accounts. Each Fund reserves the right, upon not less than 30 days’ written notice, to redeem shares in an account which has a value of $1,000,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Exchange of Shares

Shareholders may exchange all or part of their shares of one Stone Harbor Investment Fund for shares of another Stone Harbor Investment Fund. The value of the shares exchanged must meet the investment minimum of the Stone Harbor Investment Fund into which the investor is exchanging.

Each Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a Fund. Neither the Funds, the Transfer Agent nor the Distributor (as defined below) will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds, the Transfer Agent and the Distributor may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, the Transfer Agent and the Distributor may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a Fund to acquire shares in a Stone Harbor Investment Fund with a different investment objective when they believe that a shift between Stone Harbor Investment Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Stone Harbor Investment Fund shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Stone Harbor Investment Fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Stone Harbor Investment Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

Exercise of the exchange privilege is treated as a taxable disposition of the shares surrendered in the exchange and purchase of the shares received for U.S. federal income tax purposes. The price of the shares of the Stone Harbor Investment Fund into which shares are exchanged will be the new cost basis for tax purposes.

Additional Information Regarding Exchanges. The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if a Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other Stone Harbor Investment Funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. The policy on excessive trading applies to investors who invest in a Fund directly or through service agents.

Each Fund has the right to change, revoke or suspend the exchange privilege. During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase another Stone Harbor Investment Fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Stone Harbor Investment Fund being purchased formally accepts the order, which may result in the purchase being delayed. Call or write the applicable Fund or the Transfer Agent for further details.

Distribution and Services (12b-1) Plans for Distributor Class Shares

As described in the Prospectus, the Funds have adopted Distribution and Services Plans (“Plans”) for their Distributor Class Shares. The Plans, among other things, permit the Distributor Share Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.50% of the assets of the Distributor Class as compensation for its services as principal underwriter of the shares of such class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the distribution agreement with the Distributor) was approved by the Board, including a majority of the Trustees who are not interested persons of the Funds (as defined in the 1940 Act) (“Independent Trustees”) and who have no direct or indirect financial interest in the operations of the Plans or the distribution agreement. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel and interest, carrying or other financing charges. The Trust believes that the Plans may benefit the Trust by increasing net sales of the Funds (or reducing net redemptions), potentially allowing the Funds to benefit from economies of scale. As of the date of this SAI, Distributor Class Shares of the Funds have not yet been sold, and no 12b-1 fees have been paid under the Plans.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Funds’ Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plans and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of the Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Trust is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

INDEPENDENT TRUSTEES

Name and Age	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott Age: 69	Chairman of Audit Committee; Trustee	Since June 21, 2007	Columbia University Graduate School of Business - Associate Professor, 2000-Present; Consultant, 1991-Present.	5	Stone Harbor Emerging Markets Income Fund, Grosvenor Registered Multi-Strategy	Significant experience on Board of Trustees of the Trust and/or other business organizations; academic experience; significant public

					Fund, Excelsior Multi-Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II.	accounting experience, including significant experience as a partner at a public accounting firm.

Heath B. McLendon Age: 79	Trustee	Since June 21, 2007	Retired; formerly Citigroup – Chairman of Equity Research Oversight Committee (retired December 31, 2006).	5	Stone Harbor Emerging Markets Income Fund	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in the mutual fund industry.

Patrick Sheehan Age: 64	Trustee	Since June 21, 2007	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	5	Stone Harbor Emerging Markets Income Fund	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

INTERESTED TRUSTEE

Name and Age	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas K. Flanagan* Age: 59	Chairman; Trustee	Since October 17, 2012	Co-portfolio manager of Emerging Markets Income Fund; since April 2006, Portfolio Manager of Stone Harbor Investment Partners LP; prior to April 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	5	Stone Harbor Emerging Markets Income Fund .	Significant experience in the financial industry, including as a portfolio manager and member of an Investment Policy Committee; other financial experience.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.
(1)	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 80.

OFFICERS

Name and Age	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby Age: 53	President	Since June 21, 2007	Co-portfolio manager of the Funds; since April 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 2006, Chief Investment Officer – North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Dan Berkery Age: 45	Executive Vice President	Since September 27, 2010	Co-portfolio manager of High Yield Bond Fund; Since June 2010, Portfolio Manager of Stone Harbor; Prior to June 2010, Executive Director, Portfolio Manager for convertible bond securities at UBS O’Conner; Joined UBS O’Conner in 2000.

Pablo Cisilino Age: 44	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund; since July 2006, Portfolio Manager of Stone Harbor Investment Partners LP; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

James E. Craige Age: 45	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund; since April 2006, Portfolio Manager of Stone Harbor Investment Partners LP; prior to April 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.

Angus Halkett Age: 35	Executive Vice President	October 17, 2012	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund; Since June 2011, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in

Emerging Markets Fixed Income at F&C Asset Management.

Catherine Nolan Age: 52	Executive Vice President	Since October 17, 2012	Co-portfolio manager of High Yield Bond Fund; since April 2006; Prior to April 2006, Director , Senior Vice President and Senior High Yield Credit Analyst at Credit Suisse Asset Management/DLJ Asset Management, Associate Director and Senior High Yield Credit Analyst for Bear Sterns Asset Management. 23 years of industry experience

David A. Oliver Age: 53	Executive Vice President	Since September 29, 2008	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund; Since June 2008, Portfolio Manager of Stone Harbor Investment Partners LP; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.

William Perry Age: 50	Executive Vice President	Since October 17, 2012	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan Chase.

Marianne Rossi Age: 52	Executive Vice President	Since September 27, 2010	Co-portfolio manager of High Yield Bond Fund; Since June 2010, Portfolio Manager of Stone Harbor; From October 2007 to June 2010, Senior Portfolio Manager for US and global high yield strategies at Fischer Francis Tree & Watts/BNP Paribas Asset Management; From December 2006 to October 2007, Chief Investment Officer, Head of Global High Yield and Senior Portfolio Manager at BNY Asset Management; Prior to December 2006; Head of Global High Yield and Senior Portfolio Manager at UBS Global Asset Management; Joined UBS Global Asset Management in 2000.

Christopher M. Wilder Age: 41	Executive Vice President	Since September 27, 2010	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund; Since June 2010, Portfolio

Manager of Stone Harbor; From May 2008 to May 2010, Manager of an emerging market corporate debt and private equity fund at Autonomy Capital Group; Prior to May 2008, Head of the Emerging Markets Corporate Credit Trading and Special Situations Group at Deutsche Bank; Joined Deutsche Bank in 1997.

Jeffrey S. Scott Age: 51	Chief Compliance Officer	Since June 21, 2007	Since April 2006, Chief Compliance Officer of Stone Harbor Investment Partners LP; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

James J. Dooley Age: 56	Treasurer	Since June 21, 2007	Since April 2006, Head of Operations, Technology and Finance of Stone Harbor Investment Partners LP; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.

Adam J. Shapiro Age: 48	Secretary/ Anti-Money Laundering Officer	Since June 21, 2007	Since April 2006, General Counsel of Stone Harbor Investment Partners LP; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

None of the Independent Trustees or their immediate family members owns securities in the Adviser or Distributor, nor do they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor.

Qualifications of Trustees

Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on other boards of directors (including boards of other investment companies); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees. The Board oversees the management and operations of the Trust’s affairs. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, administrator, custodian and transfer agent, each of which is discussed in greater detail in the Prospectus or this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are generally provided as part of formal in person Board meetings which are typically held quarterly and involve the Board’s review of, among other items, recent Trust operations. The Trust’s management also provides periodic updates between meetings.

Board Structure and Leadership. The Board consists of four Trustees, three of whom are Independent Trustees. The Chairman of the Board, Thomas K. Flanagan, is employed by the Adviser as a portfolio manager for various investment vehicles advised or sponsored by the Adviser. Mr. Flanagan is an interested Trustee (“Interested Trustee”) because of his position with the Adviser. As noted above, the Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Board also has an Audit Committee and a Nominating Committee, each of which is comprised exclusively of all of the Independent Trustees.

The Trust does not have a lead Independent Trustee. However, because much of the Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of Funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Adviser’s role in the operation of the Funds’ business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Flanagan’s additional role with the Adviser, which enhances the Board’s understanding of the operations of the Adviser and of the Funds.

Audit Committee. The Audit Committee’s primary purposes, in accordance with its written charter, are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm and the Funds’ compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. The Audit Committee members, all of whom are Independent Trustees, are: Alan Brott (Chairman), Patrick Sheehan and Heath B. McLendon. The Audit Committee of the Board met three times during the fiscal year ended May 31, 2012.

Nominating Committee. The Nominating Committee’s primary purpose is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. The Nominating Committee will consider nominees recommended by each Fund’s shareholders when a vacancy becomes available. Members of the Nominating Committee are currently: Alan Brott, Patrick Sheehan and Heath B. McLendon. The Nominating Committee of the Board did not meet during the fiscal year ended May 31, 2012.

Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser is primarily responsible for management of each Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of such Fund, including its investment risks.

As of December 31, 2011, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Emerging Markets Debt Fund	High Yield Bond Fund	Local Markets Fund	Emerging Markets Corporate Debt Fund

Thomas K. Flanagan	None	None	None	None	None

As of December 31, 2011, the dollar range of equity securities in the Funds beneficially owned by the Independent Trustees were as follows:

Independent Trustee	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Emerging Markets Debt Fund	High Yield Bond Fund	Local Markets Fund	Emerging Markets Corporate Debt Fund

Alan Brott	None	None	None	None	None

Patrick Sheehan	None	None	None	None	$10,001- $50,000

Heath B. McLendon	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001 - $100,000

Remuneration of Trustees

The Trust pays each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Adviser or any of its affiliates a fee of $54,000 per year. This fee is allocated among the individual series of the Trust based on the relative net assets of each series. Interested Trustees of the Funds are not compensated by the Funds. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. For the fiscal year ended May 31, 2012, the Independent Trustees received the following compensation:

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEE[1]
Alan Brott, Trustee*	$31,500	None	None	$49,000
Heath B. McLendon, Trustee*	$31,500	None	None	$49,000
Patrick Sheehan, Trustee*	$31,500	None	None	$49,000

* Designates member of Audit Committee

1. The “Fund Complex” includes the Funds as well as Stone Harbor Emerging Markets Income Fund, a closed-end fund advised by the Adviser.

The Trust does not pay retirement benefits to its Trustees and officers. No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust.

INVESTMENT ADVISER

Each Fund retains Stone Harbor Investment Partners LP to act as its investment adviser (“Stone Harbor” or the “Adviser”). The Adviser serves as the investment adviser to numerous individuals and institutions and other investment companies.

Stone Harbor serves as the Adviser to the Emerging Markets Debt Fund and High Yield Bond Fund pursuant to management contracts dated as of June 21, 2007, as the Adviser to the Local Markets Fund pursuant to a management contract dated as of April 19, 2010, and as the Adviser to the Emerging Markets Corporate Debt Fund pursuant to a management contract dated as of October 20, 2010. Pursuant to the applicable management contract, the Adviser manages each Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to each Fund’s officers and Trustees regularly. The Adviser will also manage, supervise and conduct the other affairs and business of each Fund and matters incidental thereto (except for such activities which are conducted by the Funds’ other service providers) and provide the office space, facilities, equipment and personnel necessary to perform such services. In addition, the Adviser pays the compensation of each Fund’s officers, employees and Trustees affiliated with the Adviser. Each Fund bears all other costs of its operations, including the compensation of its Trustees not affiliated with the Adviser.

As compensation for its services, the Emerging Markets Debt Fund pays the Adviser a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets, the High Yield Bond Fund pays the Adviser a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets, the Local Markets Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets, and the Emerging Markets Corporate Debt Fund pays the Adviser a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets.

The table below shows the advisory fees paid for the periods indicated:

	For the Fiscal Year Ended May 31, 2012	For the Fiscal Year Ended May 31, 2011	For the Fiscal Year Ended May 31, 2010
Stone Harbor Emerging Markets Debt Fund
Gross Advisory Fees	$6,009,377	$ 2,365,512	$ 703,989
Waiver of Fees	$-	$ (83,978)	$ (185,906)
Reimbursement of Expenses	$-	$ -	$ -
Net Advisory Fees	$6,009,377	$ 2,281,534	$ 518,083
Stone Harbor High Yield Bond Fund
Gross Advisory Fees	$2,402,791	$ 2,229,441	$ 1,761,796
Waiver of Fees	$(324,939)	$ (423,643)	$ (413,671)
Reimbursement of Expenses	$-	$ -	$ -
Net Advisory Fees	$2,077,852	$ 1,805,798	$ 1,348,125
Stone Harbor Local Markets Fund
Gross Advisory Fees	$8,384,195	$ 1,373,164 *	N/A
Waiver of Fees	$-	$ (10,036) *	N/A
Reimbursement of Expenses	$-	$ -	N/A
Net Advisory Fees	$8,384,195	$ 1,363,128 *	N/A
Stone Harbor Emerging Markets Corporate Debt Fund
Gross Advisory Fees	$261,328	N/A	N/A
Waiver of Fees	$(97,840)	N/A	N/A
Reimbursement of Expenses	$-	N/A	N/A
Net Advisory Fees	$163,488	N/A	N/A

* For the period June 30, 2010 (Inception) to May 31, 2011.

As described in the Prospectus under “Fund Summaries,” the Adviser has agreed to limit certain of the Funds’ expenses until September 30, 2013.

Under the terms of the management contract between each Fund and the Adviser, the Adviser shall not be liable for losses or damages incurred by a Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Funds will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Funds currently employ ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under their applicable administration agreement to provide certain administrative services to the respective Funds. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference into this SAI.

The table below shows the administrative fees paid by the Funds to ALPS for the periods indicated:

	For the Fiscal Year Ended May 31, 2012	For the Fiscal Year Ended May 31, 2011	For the Fiscal Year Ended May 31, 2010
Stone Harbor Emerging Markets Debt Fund
Gross Administration Fees	$525,135	$ 275,912	$ 105,330
Waiver of Fees	$-	$ -	$ -
Net Administration Fees	$525,135	$ 275,912	$ 105,330
Stone Harbor High Yield Bond Fund
Gross Administration Fees	$305,273	$ 344,743	$ 319,672
Waiver of Fees	$-	$ -	$ -
Net Administration Fees	$305,273	$ 344,743	$ 319,672
Stone Harbor Local Markets Fund
Gross Administration Fees	$575,973	$ 123,137 *	N/A
Waiver of Fees	$-	$ - *	N/A
Net Administration Fees	$575,973	$ 123,137*	N/A
Stone Harbor Emerging Markets Corporate Debt Fund
Gross Administration Fees	$18,695	N/A	N/A
Waiver of Fees	$-	N/A	N/A
Net Administration Fees	$18,695	N/A	N/A

* For the period June 30, 2010 (Inception) to May 31, 2011.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser, believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of such Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with a Fund’s investment objective. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (1) upon request, by calling 1-866-699-8125 and (2)  on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of August 31, 2012, the following shareholders owned 5% or more of the outstanding shares of the each Fund as listed below:

Fund	Name	Percentage Interest	Type of Ownership

Emerging Markets Debt Fund - Distributor Class	None

Emerging Markets Debt Fund - Institutional Class	MAC & CO Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	9.28%	Record
	Parochial Employees Retirement System of Louisiana 7905 Wrenwood Blvd Baton Rouge, LA 70809	8.69%	Record
High Yield Bond Fund - Distributor Class	None

High Yield Bond Fund - Institutional Class	IMF Staff Retirement Plan 700 19th Street NW Washington D.C. 20431	20.98%	Record
	Northern Trust Company P.O. Box 92956 Chicago, IL 60675	20.68%	Record

	The Kroger CO Master Retirement Trust 1014 Vine St Cincinnati, OH 45202-1100	12.88%	Record
	The Moses H Cone Memorial Hospital 1200 N. Elm St. Greensboro, NC 27401	7.99%	Record

Local Markets Fund - Distributor Class	None

Local Markets Fund - Institutional Class	National Financial Services LLC 200 Liberty Street One World Financial Center Attn: Mutual Fund Department, 5th Floor New York, NY 10281	11.91%	Record
	Charles Schwab & Co. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	7.41%	Record
	American International Group, Inc. 13/160 Water Street New York, NY 10270	5.61%	Record
	Goldman Sachs & Co. C/O Mutual Fund Ops 295 Chipeta Way Salt Lake City, UT 84108	5.60%	Record
Emerging Markets Corporate Debt Fund - Distributor Class	None

Emerging	Northern Trust Company	62.48%	Record

Markets Corporate Debt Fund - Distributor Class	P.O. Box 92956 Chicago, IL 60675
	Santa Barbara County Employees Retirement Plan 3916 State Street Santa Barbara, CA 93105	23.99%	Record
	AFTRA Retirement Plan 261 Madison Ave., 7th Floor New York, NY 10016	10.59%	Record

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Management Ownership: As of August 31, 2012, the Trustees and officers of the Funds, as a group, owned less than 1% of each class of the outstanding shares of each Fund.

DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and without a sales charge through ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Funds. The Distributor is not obligated to sell any specific amount of Fund shares. During the fiscal period ended May 31, 2010 and the fiscal years ended May 31, 2011 and May 31, 2012, the Distributor did not receive any commissions or other compensation.

EXPENSES

Each Fund’s expenses include taxes, interest, fees and salaries of such Trustees and officers who are not trustees, officers or employees of such Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following table sets forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of May 31, 2012.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The table below identifies, as of August 31, 2012, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown were subject to fees based on performance.

Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Peter Wilby, CFA	9	$2,810,212,993	25 [1]	$13,810,564,950	102 [4]	$31,420,011,656
James Craige, CFA	7	$2,321,410,365	18 [2]	$12,842,927,845	78 [5]	$26,717,161,770
Pablo Cisilino	7	$2,321,410,365	18 [2]	$12,842,927,845	78 [5]	$26,717,161,770
Angus Halkett, CFA	7	$2,321,410,365	18 [2]	$12,842,927,845	78 [5]	$26,717,161,770
David Oliver, CFA	7	$2,321,410,365	18 [2]	$12,842,927,845	78 [5]	$26,717,161,770
Christopher Wilder, CFA	7	$2,321,410,365	18 [2]	$12,842,927,845	78 [5]	$26,717,161,770
Marianne Rossi, CFA	2	$488,802,629	7 [3]	$967,637,104	23 [6]	$4,702,849,886
Dan Berkery, CFA	2	$488,802,629	7 [3]	$967,637,104	23 [6]	$4,702,849,886
Catherine Nolan	2	$488,802,629	7 [3]	$967,637,104	23 [6]	$4,702,849,886

# of Accounts does not include investors in Stone Harbor’s pooled vehicles.

1 One pooled investment vehicle contains one account of total market value $241,360,551 that is subject to a performance-based advisory fee. Two segregated accounts are also subject to a performance-based fee with a total market value of $830,380,058.

2 One pooled investment vehicle contains a portion of one client’s account (market value $100,528,805) which is subject to a performance-based advisory fee. Two segregated accounts are also subject to a performance-based fee with a total market value of $830,380,058.

3 One pooled investment vehicle contains a portion of one client’s account (market value $140,831,746) which is subject to a performance-based advisory fee.

4 Eight segregated accounts with a total market value of $2,512,892,200 are subject to a performance-based advisory fee.

5 Six segregated accounts with a total market value of $2,092,789,266 are subject to a performance-based advisory fee.

6 Two segregated accounts with a total market value of $560,934,680 are subject to a performance-based advisory fee.

PORTFOLIO MANAGER COMPENSATION

The Adviser is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Funds’ portfolio managers is based on three components: a) base remuneration, b) discretionary performance-based bonus, and c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. The benchmark for the Emerging Markets Debt Fund is the JP Morgan EMBI Global Diversified, the benchmark for the High Yield Bond Fund is the Citigroup High Yield Market Capped Index, the benchmark for the Local Markets Fund is the JP Morgan EMBI Global Diversified, and the benchmark for the Emerging Markets Corporate Debt Fund is the JP Morgan CEMBI Broad Diversified. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

The table below identifies ownership of Fund securities by each portfolio manager as of May 31, 2012.

FUND	PORTFOLIO MANAGER(S)	DOLLAR RANGE OF OWNERSHIP OF SECURITIES

Emerging Markets Debt Fund	Peter J. Wilby	None

	Pablo Cisilino	None

	James E. Craige	None

	David A. Oliver	None

	Christopher M. Wilder	None

	Angus Halkett	None

	William Perry	None

High Yield Bond Fund	Peter J. Wilby	None

	Dan Berkery	None

	Marianne Rossi	None

	Catherine Nolan	None

Local Markets Fund	Peter J. Wilby	None

	Pablo Cisilino	None

	James E. Craige	None

	David A. Oliver	None

	Christopher M. Wilder	None

	Angus Halkett	None

	William Perry	None

Emerging Markets Corporate Debt Fund	Peter J. Wilby	None

	Pablo Cisilino	None

	James E. Craige	None

	David A. Oliver	None

Christopher M. Wilder	None

Angus Halkett	None

William Perry	None

NET ASSET VALUE

The following is a summary description of the procedures used by each Fund in valuing its assets. Additional detail is included in the prospectus. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time). With respect to each Fund, such calculation is determined on each day that the NYSE and the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day, and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

The procedures used to value the Funds’ assets are described in the Prospectus. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at that day’s exchange rate. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Available cash is generally invested into a money market fund by the Funds’ custodian, and is valued at the latest net asset value per share as reported by the fund’s administrator. Other securities and other assets of a Fund, as well as securities whose prices are unavailable or deemed by the Adviser to be unreliable, may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

DI STRIBUTIONS AND TAXES

In General

It is the policy of each Fund to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also the policy of each Fund to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers, as “capital gain dividends.”

Ordinary income dividends and capital gain dividends are payable in full and fractional shares of the relevant class of a Fund based upon the net asset value determined as of the close of the NYSE on the record date for each dividend or distribution. However, shareholders, may elect to receive their ordinary income dividends or capital gain dividends, or both, in cash. The election may be made at any time by submitting a written request directly to a Fund. In order for a change to be in effect for any dividend or distribution, it must be received by a Fund on or before the record date for such dividend or distribution.

If a shareholder elects to receive his or her dividends in cash and the dividend checks sent to the shareholder are returned “undeliverable” to the Fund or remain uncashed for six months, the shareholder’s cash election will automatically be changed and the shareholder’s future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

Taxation of the Funds

Each Fund has elected, or (in the case of a new Fund) intends to elect, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”), and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.

To the extent that it qualifies for treatment as a RIC, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for a Fund to meet the diversification test set forth in the second preceding paragraph. If a Fund were to fail to meet the income, diversification or distribution test described above, such Fund could in some cases cure such failure, including by paying a fund-level tax or interest, disposing of certain assets, or making additional distributions. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals (at least for taxable years beginning before January 1, 2013, see discussion below), provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to the shareholders.

Each Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, each Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See each Fund’s most recent annual shareholder report for its available capital loss carryovers as of the end of its most recently ended fiscal year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, a Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. None of the Funds expects a significant portion of distributions to be derived from qualified dividend income.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. None of the Funds expects a significant portion of its distributions to be eligible for the corporate dividends-received deduction.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

Foreign Taxes

A Fund that invests in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund’s portfolio. If at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund will be permitted to make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. The Emerging Markets Debt Fund, the Local Markets Fund and the Emerging Markets Corporate Debt Fund may be eligible for this election. The High Yield Bond Fund does not expect to be eligible for this election.

Foreign Currency Transactions

Any transaction by a Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts) entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by a Fund.

If a Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Funds may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, a Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require a Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

REMICs

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions): (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. No Fund has yet determined whether such an election will be made. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% for amounts paid through December 31, 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Dividends properly reported as Capital Gain Dividends are generally not subject to withholding of federal income tax. Absent a specific statutory exemption, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

Effective for distributions with respect to taxable years of a Fund beginning before January 1, 2012, a Fund was not required to withhold any amounts (i) with respect to distributions (of U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent a Fund properly reported such distributions in a written notice to shareholders.

In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholders received (see below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Very generally, special tax rules apply if a Fund holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of a Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Funds do not expect to invest in, or to be treated as investing in, but for the exceptions referred to above, a significant percentage of USRPIs, so these special tax rules are not likely to apply.

In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (FATCA) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by a Fund to a shareholder subject to the phase-in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing a Fund with a valid IRS Form W-9 or W-8, respectively. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides a Fund with appropriate certifications or other documentation concerning its status.

A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder and any intergovernmental agreements between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

Other Tax Matters

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

DESCRIPTION OF THE TRUST

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of

Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency and servicing expenses.

Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

The Declaration of Trust also permits the Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Board may designate. The Board may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “Fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act, shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees, except that, in accordance with the 1940
Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will undertake to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (i) affects the power of shareholders to vote, (ii) amends the section of the Declaration of Trust governing amendments, (iii) is one for which a vote is required by law or by the Trust’s registration statement or (iv) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. The Bank of New York Mellon (the “Custodian”), located at One Wall Street, New York, NY 10286, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, the Custodian receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for each of the Funds (the “Transfer Agent”). As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee per Fund and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

Counsel. Ropes & Gray LLP serves as counsel to the Funds and is located at 1211 Avenue of the Americas, New York, NY 10036.

PERFORMANCE INFORMATION

Yield and Total Return. Each Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as Independent Registered Public Accounting Firm for the Funds. They provide audit, tax and related services. The Trust’s Annual Report to Shareholders of the Emerging Markets Debt Fund, High Yield Bond Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund for the fiscal year ended May 31, 2012 has been filed with the SEC on Form N-CSR. The financial statements and notes thereto in such Annual Report (the “Financial Statements”) are incorporated by reference into this SAI. The Financial Statements and Independent Registered Public Accounting Firm’s report thereon in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Funds may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Funds’ overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Funds’ use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Funds does not mean that all securities held by the Funds will be rated in that category or higher. The Funds’ investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Funds’ assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investor Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN program may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’, is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor‘s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i

This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A ‘q’ suffix indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch

Credit Ratings

Fitch’s Ratings credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Ratings

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings

Short-Term Ratings Assigned to Obligations in Corporate, Sovereign and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in US public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for the timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Standard Rating Actions

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured/Paid-In-Full*

a. ‘Matured’- This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘M’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added or removed..

Revision Outlook

Rating Outlook status has changed independent of a full review of the underlying rating.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

*A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Funds have delegated the authority to develop policies and procedures relating to proxy voting to the Adviser. The Adviser has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Adviser votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the Adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that the Adviser considers in voting on such issue, the Adviser votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that the Adviser considers in voting on such issue, the Adviser votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that the Adviser considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause the Adviser to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct business units within the Adviser, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Adviser’s goal to vote proxies in the best interest of clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, the Adviser periodically notifies its employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the Adviser in voting proxies. The Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non- affiliate might appear to the public to influence the manner in which the Adviser decides to vote a proxy with respect to such issuer.

The Adviser’s Compliance Committee, of which the Adviser’s personnel are members, reviews and addresses conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Compliance Committee for a conflict of interest review because the Adviser’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Compliance Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Adviser’s decision-making in voting proxies.

If it is determined by the Compliance Committee that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict. If it is determined by the Compliance Committee that a

B-1

conflict of interest is material, the Compliance Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

B-2